SUMMARY
PROSPECTUS

February 28, 2024

Vest Bitcoin Strategy Managed Volatility Fund
(formerly, Cboe Vest Bitcoin Strategy Managed Volatility Fund)

Investor Class Shares (BTCLX)

Institutional Class Shares (BTCVX)

Class Y Shares (BTCYX)

Class R Shares (BTCRX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.vestfin.com/mutual-funds. You may also obtain this information at no cost by calling toll-free at 855-505-VEST (8378). The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2024, are incorporated by reference into this Summary Prospectus.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this summary prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investment Objective

The investment objective of the Vest Bitcoin Strategy Managed Volatility Fund (the “Bitcoin Fund” or, solely for this Fund Summary, the “Fund”) is to seek total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

	Investor Class	Institutional Class	Class Y	Class R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None	None	None	None
Redemption Fee (as a percentage of the amount redeemed on shares after holding them for 30 days or less)	2.00%	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class	Class Y	Class R
Management Fee	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) and Service Fees	0.25%	None	None	None
Other Expenses	7.66%	8.94%	9.51%	9.46%	(1)
Shareholder Services Plan	0.25%	0.25%	0.00%	None
Total Annual Fund Operating Expenses	9.16%	10.19%	10.51%	10.46%
Fee Waivers and/or Expense Reimbursements(2)	-7.92%	-9.20%	-9.62%	-9.97%
Total Annual Fund Operating Expenses (after fee waivers and expense reimbursements)(2)	1.24%	0.99%	0.89%	0.49%

(1)Other Expenses are estimated for the first year and are based on the actual expenses for the Fund’s Class Y Shares. It is anticipated that the Fund’s Class R Shares will experience substantially similar expenses as the Fund’s Class Y Shares. The reduction in the estimated Other expenses for Class R Shares compared to Class Y Shares’ actual expenses is based primarily on estimated lower transfer agent fees to service the Fund’s Class R Shares.

SUMMARY Prospectus | February 28, 2024

Vest Bitcoin Strategy Managed Volatility Fund

(2)Vest Financial LLC (the “Adviser”) has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 0.99% of the daily net assets of each class of shares of the Fund, except for the Class Y shares and Class R shares where the Adviser has agreed to limit the total expenses to 0.89%, and 0.49%, respectively. The Adviser may not terminate this expense limitation agreement prior to February 28, 2025. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Trust’s Board of Trustees and the Adviser may terminate this expense limitation agreement prior to February 28, 2025 only by mutual written consent.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Investor Class	$126	$1,949	$3,623	$7,236
Institutional Class	$101	$2,112	$3,920	$7,680
Class Y	$91	$2,160	$4,008	$7,807
Class R	$50	$2,119	$3,968	$7,776

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. For the Fund’s most recent fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 413.89%.

Principal Investment Strategies

The Fund seeks to achieve total return by constructing a dynamic portfolio with the aim of both managing the volatility of the Fund and reducing the impact on the Fund’s portfolio of significant market downturns during periods of high volatility in the price of Bitcoin. The Fund seeks to achieve these objectives by allocating its assets among exchange-traded futures contracts linked to Bitcoin that are cash-settled in U.S. dollars (“Bitcoin Futures”)

SUMMARY Prospectus | February 28, 2024

Vest Bitcoin Strategy Managed Volatility Fund

and any one or more of the following: U.S. Treasuries, other U.S. government obligations, money market funds, cash and cash-like equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Adviser determines), treasury inflation-protected securities, and repurchase agreements (“Cash Investments”) (collectively, Bitcoin Futures and Cash Investments are referred to as “Constituent Investments”).

About the Managed Volatility Strategy and Target Exposure

The Fund is actively managed by its investment adviser (the “Adviser”), using a strategy (“Managed Volatility Strategy”) designed to change allocations among the Constituent Investments in response to changes in historically realized volatility of Bitcoin Futures relative to a volatility target for the Fund that is periodically set by the Adviser (the “Volatility Target”). If the historically realized volatility of Bitcoin Futures increases relative to the Volatility Target, the Adviser may reduce the Fund’s economic exposure to Bitcoin Futures (the “Target Exposure”) and allocate a higher amount to Cash Investments. On the other hand, if the historically realized volatility of Bitcoin Futures decreases relative to the Volatility Target, the Adviser may increase the Fund’s Target Exposure to Bitcoin Futures and allocate a lesser amount to Cash Investments. The Adviser may review both short-term and long-term measures of historically realized volatility of Bitcoin Futures to determine changes to the Target Exposure. Historically realized volatility is an assessment of variation in returns of an asset from its average as evident in the daily prices of that asset over a certain historical period. The historical period over which the volatility is measured can be short-term such as over 21 consecutive trading days or long-term such as over 260 trading days.

The historically realized volatility of Bitcoin Futures is relatively high. For instance, at times Bitcoin Futures have realized volatility that is more than five times the volatility realized by the broad US stock market weighted by market capitalization. Due to the elevated levels of volatility of Bitcoin Futures, the Fund’s Target Exposure may be substantially less than 100% of the Fund’s net assets. Under normal circumstances, the Fund expects to maintain a Target Exposure of between 50% and 100%. During periods other than normal circumstances, including periods where there is extreme volatility and where the Adviser believes it is prudent to take a temporary defensive posture, the Fund may reduce its Target Exposure significantly. The Fund does not anticipate its Target Exposure will exceed 100%.

The Adviser believes that the Managed Volatility Strategy may lead to total returns for investors while dampening large swings in the volatility of the Fund’s entire portfolio over time. However, historically realized volatility may not be indicative of future volatility. Due to this limitation, changes in market conditions, or other factors, the actual realized volatility of the Fund for any particular period may be materially higher or lower than the volatility targeted by the Adviser. The return of the Fund for any given period could be directionally different than the returns of Bitcoin or Bitcoin Futures depending on allocation decisions made by the Adviser in its attempt to implement the Managed Volatility Strategy.

SUMMARY Prospectus | February 28, 2024

Vest Bitcoin Strategy Managed Volatility Fund

About the Volatility Target

The Adviser will seek to manage the volatility of the Fund consistent with changes in the broad level of risks in capital markets. The Adviser will change the Volatility Target for the Fund, based on the Adviser’s subjective assessment, as the levels of risks in capital markets change. The Adviser will review several factors that provide indications of the level of risks in capital markets in setting the Volatility Target, including but not limited to levels of yield in high-quality short-term debt securities, levels of credit spreads in the corporate bond market, volatility of the broad US stock market, quantitative signals based upon the Adviser’s research, that rely on the evaluation of technical and fundamental indicators, such as trends in historical prices, spreads between Bitcoin Futures’ prices of differing expiration dates, supply/demand data, momentum and price data on Bitcoin. The Fund is actively managed and has the flexibility to change the Volatility Target, at the Adviser’s discretion, in order to achieve the Fund’s objective.

The Fund’s Portfolio Composition

The Fund invests substantially all of its assets in a combination of Bitcoin Futures and Cash Investments whose collective performance is designed to achieve total return with the aim of both managing the volatility of the Fund and limiting losses due to severe sustained decline. Importantly, the Fund will not invest directly in Bitcoin or any other digital currencies. Rather, the Fund seeks to gain exposure to Bitcoin Futures, in whole or in part, through investments in a subsidiary organized in the Cayman Islands (the “Vest Subsidiary”). The Vest Subsidiary is wholly owned and controlled by the Fund. The Fund will also likely have significant Cash Investments. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. Again, however, the Fund will not invest directly in Bitcoin or any other digital currencies.

The Fund will seek to gain exposure to the Bitcoin markets primarily through exchange-traded futures contracts that are cash-settled in U.S. dollars and are traded on, or subject to the rules of, commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”), such as the Chicago Mercantile Exchange (the “CME”). The CME is a US-registered designated contract market and derivatives clearing organization. Futures contracts are financial contracts, the value of which depends on, or is derived from, an underlying reference asset. In the case of Bitcoin Futures, the underlying reference asset is Bitcoin. The CME has specified that the value of Bitcoin underlying Bitcoin futures contracts traded on the CME will be determined by reference to the CME CF Bitcoin Reference Rate, which provides an indication of the price of Bitcoin across certain Bitcoin trading platforms.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold, and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

SUMMARY Prospectus | February 28, 2024

Vest Bitcoin Strategy Managed Volatility Fund

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. The Fund will be a net buyer of Bitcoin Futures. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 40% of the value of the contract being traded.

A cash-settled future contract means that when the relevant futures contract expires, if the value of the underlying asset exceeds the futures contract price, the seller pays to the purchaser cash in the amount of that excess, and if the futures contract price exceeds the value of the underlying asset, the purchaser pays to the seller cash in the amount of that excess. In a cash-settled futures contract on Bitcoin, the amount of cash to be paid is equal to the difference between the value of the Bitcoin underlying the futures contract at the close of the last trading day of the contract and the futures contract price specified in the agreement.

The Vest Subsidiary is wholly owned and controlled by the Fund. The Fund’s investment in the Vest Subsidiary may not exceed 25% of the Fund’s total assets (the “Subsidiary Limit”) at certain times during the taxable year. The Fund’s investment in the Vest Subsidiary is intended to provide the Fund with exposure to Bitcoin returns while enabling the Fund to satisfy source-of-income requirements that apply to RICs under the Code. Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the Vest Subsidiary. The Subsidiary has the same investment objective as the Fund and will follow the same general investment policies and restrictions, except that unlike the Fund, it may invest without limit in Bitcoin Futures. The Fund will aggregate its investments with the Vest Subsidiary for purposes of determining compliance with (i) Section 8 of the Investment Company Act of 1940 (the “1940 Act”), which governs fundamental investment limitations (which are described more specifically in the Fund’s statement of additional information); and (ii) Section 18 of the 1940 Act, which governs capital structure and includes limitations associated with the Fund’s ability to leverage its investments. Additionally, the Vest Subsidiary’s investment advisory contracts will be governed in accordance with Section 15 of the 1940 Act, and the Vest Subsidiary will adhere to applicable provisions of Section 17 of the 1940 Act governing affiliate transactions. The principal investment strategies and principal risks of the Vest Subsidiary constitute principal investment strategies and principal risks of the Fund, and the disclosures of those strategies and risks in this prospectus are designed to reflect the aggregate operations of the Fund and the Vest Subsidiary.

Due to the Subsidiary Limit, margin requirements for Bitcoin Futures and the high volatility of Bitcoin Futures, the Fund’s exposure to Bitcoin Futures, and resultantly the sensitivity of its prices to changes in price of Bitcoin Futures, may be substantially below the highest exposure of 100%. Margin requirements will determine the amount of collateral the Fund

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Vest Bitcoin Strategy Managed Volatility Fund

is required to post to its futures commission merchant (“FCM”). An FCM is a brokerage firm that solicits or accepts orders to buy or sell futures contracts and accepts money or other assets from customers to support such orders. FCMs are required to be registered with the CFTC and to be members of the National Futures Association. Minimum margin requirements for Bitcoin Futures are set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. FCMs may require a margin level beyond the exchange’s minimum requirement. The Fund’s exposure to Bitcoin Futures may decrease if, and when, margin requirements for Bitcoin Futures increase.

The CME limits the position (the “Position Limit”) acquired by a single entity, such as the Fund or its subsidiary, for Bitcoin Future contracts with an expiry date closest to the trade date. The CME does not limit positions for contracts for expiry dates other than the closest to trade date. However, for positions that exceed an accountability level of contracts (the “Accountability Level”), the CME may ask the Fund or its subsidiary to provide information relating to the position, including, but not limited to, the nature and size of the position, the trading strategy employed with respect to the position, and hedging information, if applicable. Failure to supply the requested information may result in an order to reduce such positions. Additionally, the CME may ask the Fund, or its subsidiary, to not further increase its positions, comply with any limit on the size of the position and/or reduce any open position which exceeds the Accountability Level. The Vest Subsidiary may be unable to invest in Bitcoin Futures beyond the Position Limit or Accountability Level. This may limit the maximum assets that can be committed to the Fund’s investment strategy, and consequently to the Fund. The Trust may close the Fund to additional investments as a result of its positions nearing the Position Limit or Accountability Level.

As the Fund’s investments in Bitcoin Futures nears expiry, the Fund will roll the futures. “Rolling” means selling a futures contract as it nears its expiration date and replacing it with a new futures contract that has a later expiration date. The Fund generally selects between Bitcoin Futures contracts with the three nearest expiration dates (known as the front, second and third month contracts) based on the Adviser’s analysis of the liquidity and cost of establishing and maintaining such positions. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund may sell the expiring contract at a lower price and buy a longer-dated contract at a higher price, resulting in a negative roll yield. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund may sell the expiring contract at a higher price and buy a longer-dated contract at a lower price, resulting in a positive roll yield. Due to contango, backwardation or other factors, the returns from Bitcoin Futures may differ from returns from a direct investment in Bitcoin. The Fund does not invest in, or seek exposure to, the current “spot” or cash price of Bitcoin.

The Fund does not intend to provide investors with exposure to an amount of Bitcoin in excess of the Fund’s net assets; the Fund will seek to achieve and maintain, generally with a highest exposure to Bitcoin Futures of 100% by using leverage inherent in futures

SUMMARY Prospectus | February 28, 2024

Vest Bitcoin Strategy Managed Volatility Fund

contracts and through reverse repurchase agreements. The Fund’s Bitcoin futures will provide leverage to the extent they give the Fund exposure to an amount of underlying Bitcoin with a greater value than the amount of collateral the Fund is required to post to its FCM. The Fund’s investments in futures and reverse repurchase agreements are subject to the requirements of Rule 18f-4 under the 1940 Act, which governs the use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Although the Fund’s Bitcoin Futures will provide leverage to the extent they give the Fund exposure to an amount of underlying Bitcoin with a greater value than the amount of collateral the Fund is required to post, the Fund does not intend to provide investors with exposure to an amount of Bitcoin in excess of the Fund’s net assets.

The Fund (and the Vest Subsidiary, as applicable) expects to invest its remaining assets in any one or more of the following Cash Investments: U.S. Treasuries, other U.S. government obligations, money market funds, cash and cash-like equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Adviser determines), treasury inflation-protected securities, and repurchase agreements that provide liquidity, serve as margin or collateralize the Fund’s and/or the Vest Subsidiary’s investments in Bitcoin.

The Fund is classified as a non-diversified fund under the 1940 Act and, therefore, may invest a greater percentage of its assets in a particular issuer.

Principal Risks

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Bitcoin Risks

The following risk are specifically attributable to making investments in Bitcoin. Each of these risks could adversely impact the value of an investment in the Fund.

•New Technology Adoption Risks. Investing in Bitcoin represents an investment in a new technological innovation with a limited history. The limited market trading history may limit the ability of the Adviser to assess opportunities and risks.

•Industry Uncertainty Risks. Bitcoin and the marketplace for Bitcoin is relatively new, which means that this type of investment is subject to a high degree of uncertainty. Uncertainty surrounding the adoption of Bitcoin, growth in its usage and in the blockchain for various applications and an accommodating regulatory environment creates a risk for the Fund.

SUMMARY Prospectus | February 28, 2024

Vest Bitcoin Strategy Managed Volatility Fund

•Bitcoin Volatility Risks. Bitcoin trading prices are volatile. As a result, Bitcoin may be more likely to fluctuate in value due to changing investor confidence in future appreciation in the price of Bitcoin. Historically realized volatility may not be indicative of future volatility. Due to this limitation, changes in market conditions, or other factors, the actual realized volatility of the Fund for any particular period may be materially higher or lower than the volatility targeted by the Adviser. The return of the Fund for any given period could be directionally different than the price direction of Bitcoin or Bitcoin Futures depending on allocation decisions made by the Adviser in its attempt to implement the Managed Volatility Strategy.

•Regulatory Risks. While the Bitcoin and the trading platforms and infrastructure on which Bitcoin is traded is largely unregulated, both domestic and foreign regulators and governments have given significant attention to fraud and other manipulative acts that have occurred related to Bitcoin. To the extent that future regulatory actions or policies limit or restrict Bitcoin usage, Bitcoin trading or the ability to convert Bitcoin to government currencies, the demand for Bitcoin may be reduced, which may adversely affect an investment in the Fund. Moreover, additional regulation or changes to existing regulation may also require changes to the Fund’s investment strategies.

•Excess Supply Risks.  Newly created Bitcoin are generated through a process referred to as “mining,” and such Bitcoin are referred to as “newly mined Bitcoin.” If entities engaged in Bitcoin mining choose not to hold the newly mined Bitcoin, and, instead, make them available for sale, this increase in the supply of such Bitcoin can create downward pressure on the price of Bitcoin. The supply of Bitcoin is constrained or formulated by its protocol, such that the number of newly minted Bitcoins is reduced over time until Bitcoin issuance halts completely with a total of 21 million Bitcoins in existence.

•Disruptions and Failures at Bitcoin. Bitcoin trading platforms operate websites on which users can trade Bitcoin for U.S. dollars, other government currencies or other digital assets. Bitcoin trading platforms have a limited history with a record of disruptions. In many of these instances, the customers of such trading platforms were not compensated or made whole for the partial or complete losses of their funds held at the trading platforms. The potential for instability of Bitcoin trading platforms and the closure or temporary shutdown of trading platforms due to fraud, business failure, hackers, distributed denial of service attacks or malware, or government-mandated regulation may reduce confidence in Bitcoin, which may result in greater volatility in Bitcoin.

•Risks Associated with Demand for Specific Digital Assets. As the market for Bitcoin evolves, it is possible that a digital asset other than Bitcoin held by the Fund could have features that make it more desirable to a material portion of the digital asset user base, resulting in a reduction in demand for Bitcoin held by the Fund (and thus negatively impacting the value of the Fund). Bitcoin hold a “first-to-market” advantage over other digital assets. Despite the market first-mover advantage of Bitcoin, it is possible that other digital assets could become

SUMMARY Prospectus | February 28, 2024

Vest Bitcoin Strategy Managed Volatility Fund

materially popular due to either a perceived or exposed shortcoming of a network protocol that is not immediately addressed or a perceived advantage of an alternative digital assets that includes features not incorporated into Bitcoins held by the Fund. In such circumstances, the demand for the Bitcoin held by the Fund could be negatively impacted. Decreased demand for Bitcoin may adversely affect its price, which may adversely affect an investment in the Fund.

•Competition from central bank digital currencies (“CBDCs”). Central banks have introduced digital forms of legal tender. China’s CBDC project, known as Digital Currency Electronic Payment, has reportedly been tested in a live pilot program conducted in multiple cities in China. A recent study published by the Bank for International Settlements estimated that at least 36 central banks have published retail or wholesale CBDC work ranging from research to pilot projects. Whether or not they incorporate blockchain or similar technology, CBDCs, as legal tender in the issuing jurisdiction, could have an advantage in competing with, or replacing, bitcoin and other cryptocurrencies as a medium of exchange or store of value. Central banks and other governmental entities have also announced cooperative initiatives and consortia with private sector entities, with the goal of leveraging blockchain and other technology to reduce friction in cross-border and interbank payments and settlement, and commercial banks and other financial institutions have also recently announced a number of initiatives of their own to incorporate new technologies, including blockchain and similar technologies, into their payments and settlement activities, which could compete with, or reduce the demand for, Bitcoin. As a result of any of the foregoing factors, the value of Bitcoin could decrease, which could adversely affect an investment in the Fund.

•Risks from Decreased Incentives for Miners. Miners generate revenue from both newly created Bitcoin (known as the “block reward”) and from fees taken upon verification of transactions. If the aggregate revenue from transaction fees and the block reward is below a miner’s cost, the miner may cease operations. An acute cessation of mining operations would reduce the collective processing power on the blockchain. A large-scale cessation, either due to policy intervention or other reasons, may also cause higher volatility in Bitcoin price, lower process power of the bitcoin network, and higher transaction costs. Any reduction in confidence in the transaction verification process or mining processing power may adversely impact the price of Bitcoin. Furthermore, the block reward will decrease over time. As the block reward continues to decrease over time, the mining incentive structure will transition to a higher reliance on transaction verification fees in order to incentivize miners to continue to dedicate processing power to the blockchain. If transaction verification fees become too high, the marketplace may be reluctant to use Bitcoin. Decreased demand for Bitcoin may adversely affect its price, which may adversely affect an investment in the Fund.

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Vest Bitcoin Strategy Managed Volatility Fund

•Risks of Changes to Bitcoin Network. A small group of individuals can propose refinements or improvements to the Bitcoin Network’s source code through one or more software upgrades that alter the protocols and software that govern the Bitcoin network and the properties of Bitcoin, including the irreversibility of transactions and limitations on the mining of new Bitcoin. However, if less than a substantial majority of users and miners consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “fork” (i.e., “split”) of the Bitcoin network (and the blockchain), with one prong running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of the Bitcoin network running in parallel, but with each version’s Bitcoin (the asset) lacking interchangeability. It is possible, however, that a substantial number of Bitcoin users and miners could adopt an incompatible version of Bitcoin while resisting community-led efforts to merge the two chains. It is unclear how such actions will affect the long-term viability of Bitcoin and, accordingly, may adversely affect an investment in the Fund.

•Risks Associated with Intellectual Property Rights. Third parties may assert intellectual property claims relating to the holding and transfer of certain Bitcoin and their source code. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the Bitcoin network’s long-term viability or the ability of end-users to hold and transfer Bitcoin may adversely affect an investment in the Fund.

Other General Fund Risks

•Risk of Limited Exposure. Due to the Fund’s investment strategy of limiting its volatility, the Fund’s investment in Bitcoin may be a small proportion of the Fund’s assets.

•Risk of Investing in Futures. The Fund may invest in exchange-traded Bitcoin futures contracts (either directly or through the Vest Subsidiary). Futures contracts can be highly volatile and using futures can increase the volatility of the Fund’s NAV and/or lower total return. Additionally, a relatively small movement in the price or value of a futures transaction may result in substantial losses to the Fund, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts involve the risk of mispricing or improper valuation and the risk that changes in the value of a futures contract may not correlate perfectly with the underlying indicator. A liquid secondary market may not always exist for the Fund’s futures contract positions at any time.

•Bitcoin Futures Market Risk. Unlike other more developed futures markets, the market for exchange-traded Bitcoin futures contracts has limited trading history and operational experience and may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than more established futures markets.

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Vest Bitcoin Strategy Managed Volatility Fund

•Risk of Limit to Fund’s Maximum Assets. CME’s Position Limit and Accountability Level may limit the maximum assets that can be committed to the Fund’s investment strategy, and consequently to the Fund. The Trust may close the Fund to additional investments as a result of its positions nearing the Position Limit or Accountability Level. The Fund may also limit its size and close to new investment if it deems that it cannot meet liquidity demands from potential redemptions or that it may become so large that as to require more liquidity to meet potential redemptions than the market can provide.

•Risk of Investing in Derivatives. The Fund may invest in derivatives. These are financial instruments that derive their performance from the performance of an underlying asset or index. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

•Valuation Risk. In certain circumstances, portfolio assets may be valued using techniques other than market quotations. The value established for a portfolio asset may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. There is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio asset is sold at a discount to its established value.

•Liquidity Risk. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Bitcoin Future contract. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s NAV. In addition, many of the Bitcoin Futures contracts are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. The illiquidity of Bitcoin Futures could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders. In stressed market conditions, the liquidity of the Fund’s shares may begin to mirror those of the underlying portfolio holdings, which can be significantly less liquid than the Fund’s shares. The Fund may limit its size and close the Fund to new investment if it deems that it cannot meet liquidity demands from potential redemptions or that it may become so large that as to require more liquidity to meet potential redemptions than the market can provide.

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Vest Bitcoin Strategy Managed Volatility Fund

•Portfolio Turnover Risk. The Fund may experience high portfolio turnover. The Fund’s high levels of turnover of certain Bitcoin positions may result in higher taxes when an investment in the Fund is held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example thereunder, may affect the Fund’s performance.

•Volatility Risk. Frequent or significant short-term price movements of Bitcoin, and thus Bitcoin Futures, could adversely impact the performance of the Fund. In addition, the NAV of the Fund over short-term periods may be more volatile than other investment options because of the Fund’s significant use of financial instruments that have a leveraging effect. Bitcoin speculation regarding future appreciation in the value of Bitcoin may inflate and make more volatile the price of a Bitcoin. As a result, Bitcoin may be more likely to fluctuate in value due to changing investor confidence in future appreciation in the price of Bitcoin. The volatility of Bitcoin could, in turn, result in significant losses for the Fund and its shareholders. Historically realized volatility may not be indicative of future volatility. Due to this limitation, changes in market conditions, or other factors, the actual realized volatility of the Fund for any particular period may be materially higher or lower than the volatility targeted by the Adviser. The return of the Fund for any given period could be directionally different than the price direction of Bitcoin or Bitcoin Futures depending on allocation decisions made by the Adviser in its attempt to implement the Managed Volatility Strategy.

•Margin Call Risk. Margin requirements are computed by brokers, and may be computed after-hours or when the futures exchanges on which each of the Bitcoin Futures typically trade is closed. If the margin call is not met within a reasonable time, or if the Fund is not provided sufficient notice of the margin call, the broker may close out all or a portion of the Vest Subsidiary’s positions at any time. Margin calls may be accompanied by periods of pronounced market volatility and low liquidity which may exacerbate losses to the Fund.

•Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a futures commission merchant (“FCM”)). The failure or bankruptcy of the Fund’s clearing broker could result in a substantial loss of Fund assets.

•Credit Risk. The Fund’s non-Bitcoin Futures investments may be subject to credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable or unwilling to make dividend, interest and/ or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.

•Vest Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Vest Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Vest Subsidiary is not registered under the 1940 Act and is not subject to all the

SUMMARY Prospectus | February 28, 2024

Vest Bitcoin Strategy Managed Volatility Fund

investor protections of the 1940 Act. Thus, the Fund, as an investor in the Vest Subsidiary, will not have all the protections offered to investors in registered investment companies.

•Tax Risk. The Fund will qualify as a RIC if, among other things, it satisfies a source-of-income test and an asset-diversification test. Investing in Bitcoin (or any other digital currency) or derivatives based upon Bitcoin (or any other digital currency) presents a risk for the Fund because income from such investments would not qualify as good income under the source-of-income test. The Fund will not invest directly in Bitcoin or any other digital currencies, but it will gain exposure to Bitcoin Futures through investments in the Vest Subsidiary, which is intended to provide the Fund with exposure to Bitcoin returns while enabling the Fund to satisfy source-of-income requirements. There is some uncertainty about how the Vest Subsidiary will be treated for U.S. federal income tax purposes and thus whether the Fund can maintain exposure to Bitcoin returns without risking its status as a RIC. Failing to qualify as a RIC could have adverse consequences for the Fund and its shareholders. These issues are described in more detail in the section entitled “ADDITIONAL INFORMATION ABOUT RISK –Tax Risk” in the Fund’s SAI.

•Management Risk. The Fund is subject to management risk because it is actively managed. In managing the Fund’s portfolio, the Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

•Borrowing and Leverage Risk. To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged. The Fund does not intend to provide investors with exposure to an amount of Bitcoin in excess of the Fund’s net assets; the Fund will seek to achieve and maintain the Target Exposure generally of not more than 100% by using leverage inherent in futures contracts and through reverse repurchase agreements. Such exposure will make the Fund more sensitive to movement in the value of those instruments. In particular, investments in derivative instruments, such as Bitcoin Future, may provide the economic effect of financial leverage by creating additional investment exposure such that increases or decreases in the value of the Fund’s portfolio will be magnified.

•Market Risk. The value of your investment may fall over time because the Fund is subject to market risk. Because prices of the Bitcoin Futures tend to fluctuate, the value of your investment in the Fund may increase or decrease. The shares of the Fund at any point in time may be worth less than the original investment. This risk is particularly significant in light of the significant volatility that is often exhibited by the prices of Bitcoin.

•Interest Rate Risk. The Fund’s non-Bitcoin Futures investments may be subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates.

SUMMARY Prospectus | February 28, 2024

Vest Bitcoin Strategy Managed Volatility Fund

•Restricted Securities. Restricted Securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”). They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to sell Restricted Securities promptly or at a reasonable time or price. Restricted Securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result.

•U.S. Government Securities Risk. In addition to its investments in Bitcoin Futures, the Fund expects to invest a portion of its remaining assets in U.S. Treasuries and other U.S. government obligations. Different U.S. government securities are subject to different levels of credit risk depending on the nature of the particular government support for that security. The market value of U.S. government securities may fluctuate and are subject to investment risks, and the value of U.S. government securities may be adversely affected by changes in interest rates. Certain U.S. government securities may not be backed by the full faith and credit of the U.S. government.

•Repurchase Agreements Risk.  In addition to its investments in Bitcoin Futures, the Fund expects to invest a portion of its remaining assets in repurchase agreements. Repurchase agreements are subject to risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Fund’s right to control the collateral and result in certain costs and delays.

•Operational Risk. The Fund is exposed to operational risks. Unlike other more developed futures markets, the market for exchange-traded Bitcoin futures contracts has limited trading history and operational experience and may have unique operational risks. These risks could include risks of exchange trading suspensions, operational risks of collateral transfer between custodian and FCM and risks associated with settlement delays or failures.

•Non-Diversified Risk.  The Fund is non-diversified. The performance of a non-diversified fund may be more volatile than the performance of a diversified fund.

Performance History

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class shares for its first full calendar year, and the table shows how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. Investors should be aware that past performance (before and after taxes) is not necessarily

SUMMARY Prospectus | February 28, 2024

Vest Bitcoin Strategy Managed Volatility Fund

an indication of how the Fund will perform in the future. The calendar year returns of the Investor Class shares, Class Y shares and Class R shares will differ from those of the Institutional Class shares due to different expense structures. Class R shares have not yet commenced operations and therefore have no performance history.

VEST BITCOIN STRATEGY MANAGED VOLATILITY FUND
(INSTITUTIONAL CLASS)
CALENDAR YEAR TOTAL RETURNS
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
-60.00%
100.76%
-50.92%
2022
2023

During the period shown, the highest quarterly return was 48.52% (quarter ended December 31, 2023) and the lowest quarterly return was -42.77% (quarter ended June 30, 2022).

Updated performance information is available at www.vestfin.com/mutual-funds or by calling the Fund toll-free at 855-505-VEST (8378).

Average Annual Returns for The Period Ended December 31, 2023

The table below shows how average annual total returns of the Fund’s shares compared to those of the Fund’s benchmark. The table also presents the impact of taxes on the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After tax returns for Investor Class, Class Y and Class R shares will differ from those of the Institutional Class shares as the expenses of those classes differ. Class R shares have not yet commenced operations and therefore have no performance history.

SUMMARY Prospectus | February 28, 2024

Vest Bitcoin Strategy Managed Volatility Fund

Institutional Shares	1 Year	Since Inception (08/13/2021)
Return Before Taxes	100.78%	-1.81%
Return After Taxes on Distributions	90.99%	-6.07%
Return After Taxes on Distributions and Sale of Fund Shares	59.66%	-3.08%

Investor Shares	1 Year	Since Inception (08/13/2021)
Return Before Taxes	101.36%	-1.40%

Class Y Shares	1 Year	Since Inception (08/13/2021)
Return Before Taxes	102.36%	-1.44%

	1 Year	Since Inception (08/13/2021)
Horizons Bitcoin Front Month Rolling Futures Index ER (HRITCNER)	130.07%	-8.03%
S&P 500® Index	26.29%	4.44%

Investment Adviser

Vest Financial LLC is the investment adviser to the Fund.

Portfolio Managers

Karan Sood, Managing Director of the Adviser, has served as a portfolio manager to the Fund since its inception in August, 2021.

Howard Rubin, Managing Director of the Adviser, has served as a portfolio manager to the Fund since its inception in August, 2021.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on days when the New York Stock Exchange is open for regular trading through a financial advisor, by mail (addressed to the Fund, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235), by wire, or by calling the Fund’s toll free at 855-505-VEST (8378). Purchases and redemptions by telephone are only permitted if you previously established this option on your account. The minimum initial purchase or exchange into a Fund is $1,000 for Investor Class shares,

SUMMARY Prospectus | February 28, 2024

Vest Bitcoin Strategy Managed Volatility Fund

$100,000 for Institutional Class shares, and $10,000,000 for Class Y shares. There is no minimum initial or subsequent investment amount for Class R Shares. Subsequent investments must be in amounts of $100 or more for Investor Class shares, Institutional Class and Class Y shares. Class R Shares are only offered to participants of employee benefit plans established under Section 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code where the shares are held in an omnibus account on the Fund’s records and an unaffiliated third party provides administrative and/or other support services to the plan.

Tax Information

The Fund’s distributions generally will be subject to U.S. federal income tax and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA in which case withdrawals will be taxed. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

SUMMARY Prospectus | February 28, 2024

Vest Bitcoin Strategy Managed Volatility Fund